UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2016 (July 12, 2016)

Comdisco Holding Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-499-68	54-2066534
(Commission File Number)	(IRS Employer Identification No.)

5600 North River Road, Suite 800, Rosemont, Illinois  60018
(Address of Principal Executive Offices, Including Zip Code)

(847) 698-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

As previously disclosed, on June 21, 2016, Comdisco Holding Company, Inc. (the “Company”) and Comdisco, Inc. filed with the United States Bankruptcy Court for the Northern District of Illinois Eastern Division (the “Bankruptcy Court”) a motion for the entry of a final decree and order (the “Final Decree”) to, among other things, close the chapter 11 case of Comdisco, Inc. and approve the proposed manner of disposing of and disbursing remaining assets.

On July 12, 2016, the Bankruptcy Court entered the Final Decree, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  Accordingly, the chapter 11 case is now closed.

Pursuant to the Final Decree, the Company’s board of directors has declared a final cash dividend of $4.5642 per share of the Company’s common stock, payable on August 5, 2016 to common stockholders of record as of July 25, 2016 and a final cash distribution of $0.07707 per contingent distribution right (“CDR”), payable on August 5, 2016 to CDR holders of record as of July 25, 2016 (collectively, the “Final Distribution”).  In addition, as authorized by the Bankruptcy Court, all shares of the Company’s common stock and all CDRs are to be cancelled immediately following the Final Distribution.

Upon cancellation of the common stock and CDRs, the Company intends to file a Form 15 with the SEC to terminate the registration of its securities under Section 12(g) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”).  Upon the filing of Form 15, the Company’s obligation to file any further current or periodic reports under the Exchange Act will immediately cease.

The press release of the Company, dated as of July 13, 2016, announcing the entry of the Final Decree and the Company’s declaration of the Final Distribution is attached hereto as Exhibit 99.2.

Forward-Looking Statements

Statements made herein that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Comdisco to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “potential,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Comdisco’s beliefs and expectations as to future events and are necessarily subject to uncertainties, many of which are outside Comdisco’s control.

Forward looking statements speak only as of the date they are made. Comdisco undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Final Decree and Order of Comdisco Holding Company, Inc. entered on July 12, 2016 in the United States Bankruptcy Court for the Northern District of Illinois Eastern Division.
99.2	Press Release of Comdisco Holding Company, Inc., dated July 13, 2016.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMDISCO HOLDING COMPANY, INC.

Dated: July 13, 2016	By:	/s/ Deborah Dompke
Name: Deborah Dompke
Title: Authorized Representative

EXHIBIT INDEX

Exhibit No.	Description

99.1	Final Decree and Order of Comdisco Holding Company, Inc. entered on July 12, 2016 in the United States Bankruptcy Court for the Northern District of Illinois Eastern Division.
99.2	Press Release of Comdisco Holding Company, Inc., dated July 13, 2016.